Attachment A: TBA Dollar Roll Illustrative Example Equates to an implied annualized net interest spread of 2.41% based upon a cost basis of $52,250,000 (determined by the initial purchase price of $104.50). Capital gain is calculated as the difference between the original purchase price of $104.50 and the final sale price of $104.53.

Attachment B: Relative Value Proposition Between TBA Dollar Roll Versus Repurchase Agreement Financing Assumes agency MBS effective interest earned is 2.78% inclusive of premium amortization based on expected prepayments Assumes agency MBS is financed 100% with a 30-day repurchase agreement at financing cost of 0.65% TBA dollar roll assumes a “price drop” of $0.21 which equates to an annualized net interest spread of 2.41% Economic net interest spread excludes any costs associated with interest rate hedges